UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):  December 11, 2014
PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)
(973) 455-7500
(Registrant’s Telephone Number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 11, 2014, PBF Energy Inc. ("PBF Energy") and its consolidated subsidiary, PBF Holding Company LLC (collectively, the "Company") announced the following executive changes effective in January 2015:

•	Matthew Lucey, age 41, currently Executive Vice President of the Company, has been named President of the Company.

•
Todd O'Malley, currently Senior Vice President, Chief Commercial Officer of the Company has been named President of the general partner of PBF Logistics LP (the "Partnership"), a consolidated subsidiary of PBF Energy. Mr. O'Malley will be leaving his role as Chief Commercial Officer but will remain an officer of the Company.

•
Paul Davis, age 52, currently Vice President - Crude and Feedstocks of the Company, and Thomas O'Connor, currently Senior Vice President of the Company and the general partner of the Partnership, have been named co-heads of the Company's commercial activities.

To the extent not otherwise provided herein, biographical information for Mr. Lucey and Mr. Davis required for this Item 5.02 is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which disclosures are hereby incorporated by reference into this Item 5.02. The information for Mr. Lucey and Mr. Davis concerning compensation, material plans and other disclosures required by this Item 5.02 is set forth in the PBF Energy’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2013 (the “Company’s 2013 Proxy Statement”).
Mr. O’Connor, age 42, has served as Senior Vice President of the Company since September 2014, with responsibility for business development and growth strategies for the Partnership. Prior to joining the Company, Mr. O'Connor worked at Morgan Stanley since 2000 in various positions, including as a Managing Director and Global Head of Crude Oil Trading and Global Co-Head of Oil Flow Trading. Prior to joining Morgan Stanley, Mr. O'Connor worked for Tosco Corporation from 1995 to 2000 in the Atlantic Basin Fuel Oil and Feedstocks group.
There are no arrangements or understandings between Mr. O'Connor and any other persons pursuant to which he was selected as co-head of the Company's commercial activities. There are no family relationships between Mr. O'Connor and the executive officers or directors of the Company and no transactions that would require disclosure under Item 404(a) of Regulation S-K.
The press release announcing the executive changes is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Forward-Looking Statements
Statements contained in the exhibit to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.
99.1 Press release dated December 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2014

PBF Energy Inc.
(Registrant)

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel

Dated: December 12, 2014

PBF Holding Company LLC
(Registrant)

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 11, 2014